UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): June 24, 2010
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the Annual Meeting of Stockholders of Chico’s FAS Inc. (the “Company”) held on June 24, 2010, stockholders approved an amended and restated version of the Company’s Cash Bonus Incentive Plan (the “Plan”). A description of the Plan is included in the Company’s 2010 Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on May 5, 2010 under the heading “Proposal 2 — Proposal to Approve the Chico’s FAS, Inc. Amended and Restated Cash Bonus Incentive Plan.” The description of the Plan is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix A of the Proxy Statement and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     The Annual Meeting of Shareholders for Chico’s FAS, Inc. was held on June 24, 2010 for the purpose of electing directors and voting on the proposals described below. Each Class II director was elected and each proposal was approved.
     Proposal 1 — Election of Class II Directors:

				Broker
	For	Against	Abstain	Non-Votes
Verna K. Gibson	122,267,921	20,265,716	670,265	25,038,697
Betsy S. Atkins	132,284,409	10,192,949	726,544	25,038,697
David F. Dyer	134,811,319	7,720,372	672,212	25,038,696
     Proposal 2 — Approval of the Chico’s FAS, Inc. Amended and Restated Cash Bonus Incentive Plan:

			Broker
For	Against	Abstain	Non-Votes
138,552,860	4,248,531	402,511	25,038,697
     Proposal 3 — Ratification of the Appointment of Ernst & Young LLP as Independent Certified Public Accountants:

			Broker
For	Against	Abstain	Non-Votes
163,861,873	4,145,818	234,908	-0-
Item 8.01 Other Events
     On June 25, 2010, the Company issued a press release announcing its Board of Directors declared a quarterly cash dividend of $0.04 per share. A copy of the release issued on June 25, 2010 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:
     Exhibit 99.1      Chico’s Declares Cash Dividend of $0.04 Per Share

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: June 28, 2010	By:	/s/ Kent A. Kleeberger
Kent A. Kleeberger, Executive Vice President — Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated June 25, 2010